Exhibit 10.2

ADDENDUM TO THE CAMPUSCARE® MAINTENANCE AND SUPPORT

AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP. AND

BRIDGEPOINT EDUCATION, INC.

Purpose of Addendum: Amend Provisions

This Addendum to CampusCare Software Support Agreement (this “Addendum”) is made and entered into as of the date of last signature set forth below, by and between Campus Management Corp. (“CMC”) and Bridgepoint Education, Inc. (“Customer”). CMC and Customer are referred to in this Addendum as the “Parties,” and each, a “Party.”

WHEREAS, CMC and Customer have entered into that certain CampusCare Software Support Agreement dated February 15, 2005, as the same has been amended to date pursuant to certain addenda thereto (as amended, the “Agreement”);

WHEREAS, CMC have amended the Software License Agreement between the Parties to provide for license of CMC’s software for [***] ASRs;

WHEREAS, CMC and Customer now desire to amend the Agreement as set forth herein; and

WHEREAS, CMC and Customer are entering into this Amendment pursuant to Section 12.7 of the Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, CMC and Customer, intending to be legally bound, agree as follows:

1.                                       Capitalized terms used in this Addendum without definition shall have the meanings ascribed to such terms in the Agreement.

2.                                       The second sentence of Section 1.9 is deleted in its entirety and replaced with the following:

“Thereafter, the Term shall renew as provided on the updated Exhibit B executed by both parties from time to time, unless and until terminated pursuant to Section 8 hereof.”

3.                                       Section 3.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

“3.6  Additional Services, such as training, are available for an additional fee. Limited keys are included in accordance with the descriptions and rates set forth in Exhibits A and B, as applicable. These keys are intended for use with courses offered by the Learning Center (with training credits) or, if so elected, for professional services (with services credits). Unused keys will expire at the calendar year end and cannot be carried forward.

The conversion rates of the keys are:

•                  10 keys = 1 services credit (1 hour of service)

•                  1 key = 1 training credit

Customer may elect to use 50% of its keys for professional services credits pursuant to the Professional Services Agreement between the Parties. In this case, one half of such keys (25% of total keys) must be used by June 30th of the applicable calendar year, and the remainder must be used by the end of the calendar year. Use of the converted keys is subject to availability of professional services resources for mutually agreeable projects and must be scheduled in advance. An election to use keys for professional services credits for the then current CampusCare calendar year must be made by December 31 prior to the beginning of a

[***]                   Confidential portions of this document have been redacted and filed separately with the Commission.

new CampusCare calendar year. Once keys are converted, the services and/or training must take place prior to December 31 of the applicable calendar year or the credits will automatically expire.”

4.                                       The following Sections are hereby added to the Agreement:

5.                                       “5.9  Customer shall not be charged incremental CampusCare Support fees for increases in Record Count for the CampusVue products listed on Exhibit B; all CampusCare fees shall be based on [***] ASRs.

5.10  Customer shall promptly pay, indemnify and hold CMC harmless from all sales, use, gross receipts, GST, value-added, personal property or other tax or levy (including interest and penalties) imposed on the services and deliverables provided under any agreements, other than taxes on the net income or profits of CMC. Subject to any applicable laws, the foregoing shall not apply to the extent Customer is formed as a not for profit organization and promptly provides CMC an applicable tax exempt certificate. All prices quoted are net of taxes.

5.11  Customer acknowledges and agrees that any delinquent payment owed to CMC, under this or any other agreement, may result in suspension of CampusCare and other services until all outstanding amounts due are paid in full. Notwithstanding the foregoing, CMC shall not suspend services for delinquent payment until the Customer has been provided with written notice of such delinquency and a period of fifteen (15) days from Customer’s receipt of such notice during which to cure such delinquency.”

6.                                       The following Section 7.4 is hereby added to the Agreement:

“7.4  Customer acknowledges and agrees that its use of consultants or service providers who are not certified and/or authorized by CMC in advance will void CMC’s service warranties in the Agreement, and that any services and costs incurred by CMC to support or correct uncertified or unauthorized third party work will be billed and paid by Customer at CMC’s then current rates.”

7.                                       The following Section 9.4 is hereby added to the Agreement:

“9.4  PRIVACY PROTECTION: Customer shall not send personally identifiable information (“PII”) to CMC, except by secure transfer as specified by CMC. Notwithstanding the foregoing, any PII in CMC’s possession which is provided by Customer to CMC shall be treated as Confidential Information by CMC in accordance with Section 9.2 of this Agreement.”

8.                                       Except as expressly amended hereby, the Agreement shall continue, unamended and in full force and effect.

[Signatures appear on following page.]

[***]                   Confidential portions of this document have been redacted and filed separately with the Commission.

ACCEPTED AND AGREED by the undersigned duly authorized representatives of the Parties as of the date(s) set forth below their signatures.

BRIDGEPOINT EDUCATION, INC.		CAMPUS MANAGEMENT CORP.

By:	/s/ DANIEL J. DEVINE	By:	/s/ ANDERS NESSEN

Print:	Daniel J. Devine	Print:	Anders Nessen

Title:	CFO	Title:	CFO

Date:	2-10-11	Date:	2/10/2011

CAMPUSCARE® MAINTENANCE AND SUPPORT AGREEMENT

EXHIBIT B

RATE SCHEDULE AND TRAINING KEYS FOR CAMPUSCARE PREMIUM SERVICES

This document replaces Exhibit B attached to the CampusCare Maintenance and Support Agreement (the “CampusCare Agreement”), between Campus Management Corp. and Customer dated 02/15/2005.

Customer:	Bridgepoint Education, Inc.

Record Count:	[***] ASRs, [***] CRM Users

Please choose a support plan by checking the appropriate box below.

	2011		2012		2013
Products:
CampusVue Student	$	[***]	$	[***]	$	[***]
CampusVue Portal	$	[***]	$	[***]	$	[***]
CampusLink Web Services eLead	$	[***]	$	[***]	$	[***]
CampusLink Web Services Communicator	$	[***]	$	[***]	$	[***]
CampusLink Web Services AppCreator	$	[***]	$	[***]	$	[***]
CampusLink Web Services eLearning	$	[***]	$	[***]	$	[***]
Talisma CRM	$	[***]	$	[***]	$	[***]
Annual Renewal Fees	$	[***]	$	[***]	$	[***]
Less Discount for CampusVue Student for 2011	$	[***]	—		—
Less Discount for CampusVue Portal for 2011	$	[***]	—		—
Total Renewal Fees Due	$	[***]	$	[***]	$	[***]

		Insight 2011 Passes: [***]		Insight 2012 Passes: [***]	Insight 2013 Passes: [***]

		Keys: [***]		Keys: [***]	Keys: [***]

		1-Year Term through December 31, 2011		3-Year Term through December 31, 2013

		☐ One Annual Payment of $[***]		☐ One Annual Payment of $[***] and Two Annual Payments of $[***]

		☒ Four Quarterly Payments of $[***] (Requires ACH)		☐ Four Quarterly Payments of $[***] and Eight Quarterly Payments of $[***] (Requires ACH)

		☐ Twelve Monthly Payments of $[***] (Requires ACH)		☐ Twelve Monthly Payments of $[***] and Twenty-Four Monthly Payments of $[***] (Requires ACH)

Initial payment as indicated above is due and payable simultaneously upon execution.

[***]             Confidential portions of this document have been redacted and filed separately with the Commission.

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Support covers production environments and excludes services and support to update and maintain testing and development environments and support of integrations. Any incremental services will be billed to Customer on a T&M basis and may be contracted for separately, as Additional Services as provided in the Agreement.

The annual CampusCare fee set forth above includes CMC’s provision of Releases to Talisma® CRM, but installation and implementation services in connection with the Releases are expressly not included as part of the annual fee, notwithstanding anything to the contrary in the Agreement and Exhibits thereto.

Premium Support features off-hour system upgrades and free emergency support, plus [***] passes to each of CampusInsight 2011, Insight 2012 and Insight 2013.

CampusCare Premium is not available for CampusLink Web Services.

BRIDGEPOINT EDUCATION, INC.		CAMPUS MANAGEMENT CORP.

By:	/s/ DANIEL J. DEVINE	By:	/s/ ANDERS NESSEN

Print:	Daniel J. Devine	Print:	Anders Nessen

Title:	CFO	Title:	CFO

Date:	2-10-11	Date:	2/10/2011

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